GATEWAY FUND

Supplement dated December 20, 2010, to the Natixis Funds Class A and C Prospectus dated May 1, 2010, as may be revised or supplemented from time to time.

Effective immediately, the following is added under the second paragraph of the sub-section “Investing in the Funds” under the section “Fund Services”:

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If you were a shareholder of the Predecessor Fund as of the date of the Reorganization, you are eligible to purchase additional Class A shares without a sales charge or a contingent deferred sales charge (“CDSC”), provided you have held fund shares in your existing account since that date.

Due to operational limitations at your financial intermediary, a sales charge or CDSC may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a shareholder of the Predecessor Fund and are eligible to purchase Class A shares without a sales charge or CDSC. Notwithstanding the foregoing, former shareholders of the Predecessor Fund may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details.